UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 25, 2012
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware             0-27275             04-3432319
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)     (Zip Code)
Registrant's telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On July 25, 2012, Peter J. Kight notified Akamai Technologies, Inc. (the "Company" or "Akamai") of his resignation as a Director of the Company effective on that date.

On July 25, 2012, Debra L. Canner announced her resignation as SVP -- Human Resources of the Company. Her employment with Akamai is expected to terminate effective as of December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 27, 2012                AKAMAI TECHNOLOGIES, INC.
/s/ Melanie Haratunian
Melanie Haratunian
SVP and General Counsel